UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2020

ENVIRO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-30454	65-0742890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 NW 57th Place, Fort Lauderdale, Florida 33309

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (954) 958-9968

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2020 Enviro Technologies, Inc. filed Articles of Amendment to its Articles of Incorporation which, on the effective date of September 10, 2020 (the “Effective Date”), will:

•	effects a ten for one (10:1) reverse stock split of our outstanding common stock; and

•	eliminates the existing class of preferred stock and create a new class of blank check preferred stock consisting of 5,000,000 shares.

These actions were approved by our shareholders at our 2020 Annual Meeting held on August 20, 2020.

As a result of the reverse stock split, on the Effective Date each 10 shares of our common stock issued and outstanding immediately prior to the Effective Date will become one share of our common stock on the Effective Date. On the Effective Date the CUSIP number for our common stock will change to 29407T203. No fractional shares of common stock will be issued to any shareholder in connection with the reverse stock split and all fractional shares which might otherwise be issuable as a result of the reverse stock split will be rounded up to the nearest whole share. On the Effective Date, each certificate representing shares of pre-reverse stock split common stock will be deemed to represent one-tenth of a share of our post-reverse stock split common stock, subject to rounding for fractional shares, and the records of our transfer agent, Worldwide Stock Transfer, LLC, will be adjusted to give effect to the reverse stock split. Following the Effective Date, the share certificates representing the pre-reverse stock split common stock will continue to be valid for the appropriate number of shares of post-reverse stock split common stock, adjusted for rounding. Certificates representing shares of the post-reverse stock split and reflecting our new corporate name and CUSIP number will be issued in due course as certificates for pre-reverse stock split common shares are tendered for exchange or transfer to our transfer agent.

Our common stock is quoted on the Pink tier of the OTC Markets under the symbol "EVTN." On the Effective Date our common stock will be quoted on the Pink tier of the OTC Markets on a post-split basis under the symbol “EVTND” for 20 business days, after which time the symbol will revert back to EVTN.

A copy of the Articles of Amendment to Articles of Incorporation, as amended, is filed as Exhibit 3(iv) to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

3(iv)	Articles of Amendment to the Articles of Incorporation, as amended, filed August 27, 2020				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviro Technologies, Inc.

Date: September 9, 2020	By:	/s/ John A. DiBella
John A. DiBella, Chief Executive Officer

EXHIBIT LIST

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

3(iv)	Articles of Amendment to the Articles of Incorporation, as amended, filed August 27, 2020				Filed